EXHIBIT 99.1

-----------------------------------------------------------------------------------------------------------------------------------
Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT
-----------------------------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------------
               REPORTING DATES
               Cut-Off Date                                                                                    September 30, 2004
               Determination Date                                                                                 October 7, 2004
               Payment Date                                                                                      October 12, 2004
               Start Interest Period                                                                                July 12, 2004
               End Interest Period                                                                               October 11, 2004
               No of Days in Interest Period                                                                                   92
               Start Calculation Period                                                                              July 1, 2004
               End Calculation Period                                                                          September 30, 2004
               No of Days in Calculation Period                                                                                92

               --------------------------------------------------------------------------------------------------------------------

               SECURITIES ON ISSUE                                              Amount                                  Amount
                                                                                 (US$)                                   (A$)
               CLASS A BONDS
               Initial Face Value                                           1,000,000,000                           1,428,571,429
                 Previous Principal Distribution                              135,100,000                             193,000,000
                 Principal Distribution for current calculation period         46,700,000                              66,714,286
               Total Principal Distribution to date                           181,800,000                             259,714,286

               Beginning Principal Amount                                     864,900,000                           1,235,571,429
     (a)       Ending Principal Amount                                        818,200,000                           1,168,857,143
               less Unreimbursed Charge-offs                                            -                                       -
               Beginning Stated Amount                                        864,900,000                           1,235,571,429
     (a)       Ending Stated Amount                                           818,200,000                           1,168,857,143


               CLASS B BONDS
               Initial Face Value                                              33,500,000                              47,857,143
                 Previous Principal Distribution                                        -                                       -
                 Principal Distribution for current calculation period                  -                                       -
               Total Principal Distribution to date                                     -                                       -

               Beginning Principal Amount                                      33,500,000                              47,857,143
     (a)       Ending Principal Amount                                         33,500,000                              47,857,143
               less Unreimbursed Charge-offs                                            -                                       -
               Beginning Stated Amount                                         33,500,000                              47,857,143
     (a)       Ending Stated Amount                                            33,500,000                              47,857,143


               --------------------------------------------------------------------------------------------------------------------

               INTEREST RATE FOR ACCRUAL PERIOD                                Libor /         Interest                  Interest
                                                                           Bank Bill Rate       Margin                     Rate
               USD
               Class A Bonds                                                      1.59000            0.25000              1.84000
               Class B Bonds                                                      1.59000            0.75000              2.34000

               AUD
               Class A Bonds (payable to Currency Swap Provider)                   5.4583             0.4229               5.8812
               Class B Bonds                                                       5.4583             0.9731               6.4314

               --------------------------------------------------------------------------------------------------------------------

               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                            $US                                           $A

               Interest Entitlement:
     (b)            Class A Bonds                                               4,067,000                              18,315,921
     (b)            Class B Bonds                                                 200,330                                 775,795
               Principal Repayment:
     (c)            Class A Bonds                                              46,700,000                              66,714,286
     (c)            Class B Bonds                                                       -                                       -
               Total:
                    Class A Bonds                                              50,767,000                              85,030,207
                    Class B Bonds                                                 200,330                                 775,795
               Total
                                                                               50,967,330                              85,806,002
               --------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Bond Trust      ARMS II GLOBAL FUND 2
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT
-----------------------------------------------------------------------------------------------------------------------------------

               POOL FACTORS                                                       Last                                    Current
                                                                              Distribution                             Distribution
                                                                                  Date                                     Date

     (h)       Class A Bonds                                                       0.8649                                  0.8182
               Class B Bonds                                                       1.0000                                  1.0000

               --------------------------------------------------------------------------------------------------------------------

     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                               23,361,339

               -------------------------------------------------------------------------------------------------------------------

               AVAILABLE AMORTISATION AMOUNT                                                                               $AUD

     (i)       Scheduled Principal Collections                                                                          2,242,581
     (i)       Unscheduled Principal Collections                                                                       99,417,702

               Gross Principal Collections                                                                            101,660,283

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                              34,907,807

     (e)       Net Principal Collections                                                                               66,752,476

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                  (38,190)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                         0

     (f)       Available Amortisation Amount                                                                           66,714,286

               --------------------------------------------------------------------------------------------------------------------

               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                        1,212,481,918
               Total number of Loans                                                                                        4,722
               Average Loan Balance                                                                                    256,772.96
               Weighted Average LVR                                                                                         71.85

               Seasoning                                    NO OF LOANS           % TOTAL            BALANCE          % BY BALANCE
                0 -  6 months                                    --                  0.00%              --                   0.00%
                6 - 12 months                                    --                  0.00%              --                   0.00%
               12 - 18 months                                   4,217               89.31%     1,081,599,897                89.21%
               18 - 24 months                                     317                6.71%        85,590,054                 7.06%
               24 - 36 months                                     147                3.11%        37,018,919                 3.05%
               36 - 48 months                                      19                0.40%         5,157,739                 0.43%
               48 - 60 months                                       3                0.06%           772,492                 0.06%
               > than 60 months                                    19                0.40%         2,342,817                 0.19%
                                                                4,722               100.0%     1,212,481,918               100.00%
               --------------------------------------------------------------------------------------------------------------------

     (k)       AGGREGATE LOSS AMOUNT                                                                                         NIL


               --------------------------------------------------------------------------------------------------------------------

     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                                       AUD AMOUNT                  % OF
                                                                                                  OF LOANS                   POOL

               31 - 60 days                                                                       10,791,089                 0.89%
               61 - 90 days                                                                        2,788,708                 0.23%
               90+ days                                                                            8,366,125                 0.69%


               LOSSES                                                                                                         AUD
               Mortgage Insurance claims made                                                                                 Nil
               Mortgage Insurance claims paid                                                                                 Nil
               Mortgage Insurance claims pending                                                                              Nil
               Mortgage Insurance claims denied                                                                               Nil
-----------------------------------------------------------------------------------------------------------------------------------